UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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T2 Biosystems, Inc.

(Name of Registrant as Specified In Its Charter)

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T2 BIOSYSTEMS, INC. 101 HARTWELL AVENUE LEXINGTON, MA 02421 Your Vote Counts! T2 BIOSYSTEMS, INC. 2023 Annual Meeting Vote by September 11, 2023 11:59 PM ET V20579-P97016 You invested in T2 BIOSYSTEMS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 12, 2023. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 29, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number    *Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 2. To elect two (2) directors to serve as Class III directors until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal; Nominees: 01) Jack Cumming For 02) David Elsbree 1. To approve an amendment to the Company’s restated certificate of incorporation to effect a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a reverse split ratio ranging from any For whole number between and including 1-for-50 and 1-for-150, with the exact ratio within such range to be determined at the discretion of the Board of Directors, subject to the Board of Directors’ authority to abandon the amendment; 3. To approve, on an advisory basis, the compensation of the named executive officers; For 4. To vote upon the approval of the amendment and restatement of our 2014 Incentive Award Plan; For 5. To vote upon the approval of the amendment and restatement of our 2014 Employee Stock Purchase Plan; For 6. To vote upon the approval of the CRG debt to equity conversion; For 7. To ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023; For 8. To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient For votes at the time of the Annual Meeting to approve Proposal 1; and 9. To transact such other business as may properly come before the Annual Meeting or at any and all adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.